UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on August 27, 2025, Perfect Moment Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with X3 Higher Moment Fund LLC (the “X3”) to issue and sell (i) 3,172,858 shares (the “Shares”) of common stock, $0.0001 par value per share of the Company (the “Common Stock”) and (ii) a warrant (the “Warrant 1”) to purchase up to 3,204,908 shares of Common Stock (“Warrant 1 Shares”, and together with the Shares, the “Securities”). The Securities were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act.

Warrant 1 contains a beneficial ownership limitation, which provides that the total number of Warrant 1 Shares issuable upon exercise of Warrant 1 may not exceed 9.99% of the Company’s issued and outstanding Common Stock (the “X3 Beneficial Ownership Limitation”). However, upon at least 61 days’ notice to the Company, X3 may increase or decrease such X3 Beneficial Ownership Limitation, not to exceed 19.99% of our issued and outstanding Common Stock (the “X3 Exchange Cap”), provided that such X3 Exchange Cap will not apply if we obtain stockholder approval to issue the shares of Common Stock in excess of such X3 Exchange Cap.

On January 14, 2026, at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), the Company obtained the required stockholder approval, as further described in Item 5.07 of this Current Report on Form 8-K.

As such, Warrant 1 has been amended and restated to provide for: (i) preemptive rights of X3 to participate in future financings by the Company, pro rata, except in connection with certain excluded issuances; (ii) the right of X3 to match any proposal to provide equity or debt financing to the Company so long as X3 holds at least 4.99% of the outstanding common stock of the Company; and (iii) weighted average anti-dilution price protection, with customary carve outs including for the excluded issuances (the foregoing, collectively, the “Amended Warrant 1”). Additionally, the Company issued to X3 an additional warrant (“Warrant 2”, together with Amended Warrant 1, the “New Warrants”) to purchase up to an amount of shares of Common Stock (“Warrant 2 Shares”, together with the Warrant 1 Shares, the “Warrant Shares”) equal to the difference between (i) 19.99% of the number of shares of Common Stock of the Company outstanding as of the closing date of the conversion of the 12.00% Series AA Convertible Preferred Stock of the Company (“Series AA Preferred”) and (ii) the Securities.

The foregoing descriptions of the Amended Warrant 1 and Warrant 2 do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Warrant 1 and Warrant 2 filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Warrant Shares

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The New Warrants and Warrant Shares are being offered and sold by the Company in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act.

Automatic Conversion of Series AA Convertible Preferred Stock

As of January 15, 2026, the Company issued an aggregate of 11,458,306 shares of Common Stock (the “Series AA Converted Shares”) to the holders (“Holders”) of Series AA Preferred. The Series AA Converted Shares were issued pursuant to the automatic conversion of 924,921 shares of Series AA Preferred, which constituted all issued and outstanding shares of Series AA Preferred.

The Series AA Preferred was originally issued to the Holders pursuant to a Securities Purchase Agreement, dated March 28, 2025, between the Company and the Holders.

At the Annual Meeting, the Company’s stockholders approved a certificate of amendment (the “Certificate of Amendment”) to the Company’s Certificate of Designations, Preferences, Limitations, Restrictions and Relative Rights of 12.00% Series AA Convertible Preferred Stock of the Company (the “Series AA COD”), to provide for the automatic conversion of the Series AA Preferred, effective as of 5:00pm E.T. on January 14, 2026.

The 11,458,306 shares of Common Stock were issued to the Holders without registration under the Securities Act, in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and pursuant to Rule 144 thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, on January 14, 2026, the Company held its Annual Meeting, at which, among other matters of business acted upon, the Company’s stockholders approved the Certificate of Amendment to the Series AA COD (the “Certificate of Amendment”), to amend the definition of “Conversion Price” to be equal to $0.46822, and to provide for the automatic conversion of the Series AA Preferred, effective as of 5:00pm E.T. on January 14, 2026.

Immediately following the Annual Meeting on January 14, 2026, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on January 14, 2026. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on November 26, 2025. As of the record date, November 21, 2026, there were 34,766,033 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The votes on the proposals presented at the Annual Meeting are set forth below.

Proposal 1: The votes to elect six directors to serve for a term ending as of the next annual meeting are as follows:

Director Nominee	For	Withold	Broker Non-Votes
Max Gottschalk	6,532,531	32,243	N/A
Jane Gottschalk	6,532,528	32,246	N/A
Andre Keijsers	5,625,805	938,969	N/A
Berndt Hauptkorn	6,532,980	31,794	N/A
Tim Nixdorff	6,533,680	31,094	N/A
Adam Z. Epstein	6,535,330	29,444	N/A

Proposal 2: The votes to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock at an exchange ratio between 1-for-5 to 1-for-20, inclusive, as determined by the Company’s Board of Directors are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,749,868	2,760,285	725	0

Proposal 3: The votes to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of the Company’s Common Stock from 100,000,000 shares to 500,000,000 shares are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,819,912	404,780	1,000	5,285,186

Proposal 4: The votes to approve, in accordance with NYSE American Company Guide Sections 713(a) and (b), the issuance of shares of our Common Stock upon the automatic conversion of our Series AA Convertible Preferred Stock, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,572,947	277,072	4,714,755	5,946,104

Proposal 5: The votes to approve, in accordance with NYSE American Company Guide Section 713(a), the potential issuance of shares of our Common Stock equal to 20% or more of the presently outstanding shares of our Common Stock pursuant to an equity line of credit are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,261,748	269,426	33,600	5,946,104

Proposal 6: The votes to approve, in accordance with NYSE American Company Guide Sections 713(a) and (b), the potential issuance of shares of our Common Stock equal to 20% or more of the presently outstanding shares of our Common Stock in pursuant to a Securities Purchase Agreement and related warrants to X3 Higher Moment Fund LLC are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,282,857	203,258	78,659	5,946,104

Proposal 7: The votes to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending March 31, 2026, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,351,767	112,358	46,753	0

Proposal 8: The votes to approve adjournment of the Annual Meeting, if necessary or appropriate, are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,605,606	2,857,393	47,878	1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Certificate of Amendment of Certificate Designations, Preferences, Limitations, Restrictions and Relative Rights 12.00% Series AA Convertible Preferred Stock of Perfect Moment Ltd.
4.1	Amended Warrant 1
4.2	Warrant 2
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECT MOMENT LTD.

Date: January 21, 2026	By:	/s/ Chath Weerasinghe
Chath Weerasinghe
Chief Financial Officer and Chief Operating Officer